Exhibit 10.37

WARRANT AMENDMENT

This WARRANT AMENDMENT (this “Amendment”) is dated as of March 29, 2010 by and among ChinaNet Online Holdings, Inc., a Nevada corporation (the “Company”), and the investors signatory hereto (each an “Investor”, collectively, the “Investors”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company entered into a Securities Purchase Agreement  (the “Securities Purchase Agreement”), dated as of August 21, 2009 (the “Closing Date”), pursuant to which the Company conducted a private offering solely to accredited investors pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”), of its 10% series A convertible preferred stock and warrants; and

WHEREAS, pursuant to Sections 3(e) and (f) of the Series A-1 Warrant and Series A-2 Warrant to Purchase Shares of Common Stock of the Company which were delivered to the Investors pursuant to the Securities Purchase Agreement (the “Warrants”), the investors have certain weighted average anti-dilution protection in the event the Company issues any additional shares of Common Stock or Common Stock Equivalents (as defined in the Warrants) at a price per share less than the Warrant Price then in effect; and

WHEREAS, the Company has requested that the Investors amend the Warrants to delete Sections 3(e) and (f)  thereof; and agree that in lieu of such provisions the holders of the Warrants shall have a right to pre-approve any Additional Issuance at a price less than the Warrant Price then in effect, and give retroactive effect to such amendments; and

WHEREAS, pursuant to Section 9 of each of the Warrants, no provision of the Warrant may be amended without the written consent of the Company and Holders (as defined in the Warrants) of a majority of the Warrants then outstanding; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Amendment. Pursuant to Section 9 of the Warrant, the parties hereto hereby amend the Warrants, as of the date hereof, by:

(a) deleting Sections 3(e) and (f) and replacing it with the following:

“Issuance of Additional Shares of Common Stock and Common Stock Equivalents.
Until December 31, 2010, the Issuer shall not issue any Additional Shares of Common Stock or, Common Stock Equivalents (otherwise than as provided in the foregoing subsections (a) through (d) of this Section 3), at a price per share less than the Warrant Price then in effect or without consideration, without the prior written consent of Holders of a majority of the then outstanding Warrants.”

2.    Effective Time.  The parties hereto agree that this Amendment shall be retroactive from and including, August 21, 2009.

3.    Effect on Transaction Documents.  Except as set forth above the Transaction Documents and any other documents related thereto, shall remain in full force and effect and are hereby ratified and confirmed.

4.    Governing Law; Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

5.    Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

6.    Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment or the validity or enforceability of this Amendment in any other jurisdiction.

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[SIGNATURE PAGES OF COMPANY TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

CHINANET ONLINE HOLDINGS, INC.

By:
Name: Handong Cheng
Title: Chief Executive Officer

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[SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

[INVESTOR]

By:
Name:
Title:

Investors’ Signature Pages